ANNUAL REPORT
PERIOD ENDING OCTOBER 31, 2001



   P I C
-----------
 PROVIDENT
-----------
 INVESTMENT
-----------
  COUNSEL
-----------
 Est. 1951


                           FAMILY OF GROWTH-ORIENTED
                           MUTUAL FUNDS

                           Growth Fund I







    Growth Stock
Leaders for a Half
      Century

CONTENTS
                        1      President's Letter
                        2      Equity Market Review
                        2      Fund Review
                        3      Performance Update/Portfolio Review
                        4      Outlook & Strategy
THE FUND                6      Statement of Assets and Liabilities
                        7      Statement of Operations
                        8      Statements of Changes in Net Assets
                        9      Financial Highlights
                       10      Notes to Financial Statements
                       12      Report of Independent Accountants
THE PORTFOLIO          13      Statement of Net Assets
                       15      Statement of Operations
                       16      Statements of Changes in Net Assets
                       16      Selected Ratio Data
                       17      Notes to Financial Statements
                       19      Report of Independent Accountants

PRESIDENT'S LETTER

FELLOW
SHAREHOLDERS:

Since our last update, volatility in the markets has continued. The year ended with the Dow Jones Industrial Average declining -16%, the S&P 500 Index down -25%, and the NASDAQ Composite Index down -50%. As investors, we have received a rude awakening to the reality of the stock market. The recent bear market exacerbated by the terrorist attacks on the U.S. has tested investor patience. For decades, America has been uniquely fortunate. We have been part of a world that promotes productivity, innovation, and freedom, which have fostered unparalleled economic growth and personal accomplishments. While our government leaders are diligently working to restore peace in our nation, economic leaders are hard pressed to quiet the turmoil in the financial markets. This has been an extraordinary year for all of us. As we reflect on our personal and professional lives, we all can be thankful that we share a common view and hope that the events of the recent past will eventually result in a more peaceful and prosperous world in which to live. We wish you, your family, a happy and safe new year and look forward to communicating with you again.

                                            Cordially,

                                            /s/ Thomas M. Mitchell
                                            Thomas M. Mitchell
                                            President, PIC Investment Trust
                                            October 31, 2001

--------------------------------------------------------------------------------
EQUITY MARKET REVIEW
--------------------------------------------------------------------------------
Relatively few years in the history of the U.S. stock market have been as tumultuous as the year just ended. Starting in mid-October 2000, continuing weak economic statistics and unexpected weaker profits and revenue growth in selected technology companies began to signal a clear economic slowdown. The period since the presidential election, has been difficult for investors and especially so for growth stock investors. Negative earnings reports during the 2nd and 3rd calendar quarters and disappointing economic news across the globe continued to batter the markets as summer came to a close. After the dreadful terrorist attacks on New York and Washington, September proved extraordinarily painful with the steep decline felt across all equity markets. The October market rise was a welcome relief. The month saw across the board advances for most equity classes with the Dow Jones Industrial Average up 2.7%, the S&P 500 Index up 1.9%, and the NASDAQ Composite Index advancing 12.8%. For the first time in months, growth stocks outpaced value stocks. Whether the strong rise in equity prices during October is a bear market rally or the start of another sustained bull market rise is a question that most investors are asking themselves.

--------------------------------------------------------------------------------
FUND REVIEW
--------------------------------------------------------------------------------
In a climate of extreme volatility and negative absolute returns in the market, the Fund also experienced a negative return declining -49% for the year ended October 31, 2001. The Fund's performance was hampered by exposure in the technology services sector, a sector that was down -72% for the year. Stock selection in the electronic technology and technology services sectors hurt the Fund's performance, with good stock selection in the health technology, finance and communications sectors. A primary theme for the Fund has been the purchase of companies that we believe will be beneficiaries of an economic recovery. We have ensured that the Fund is well diversified. While technology is an important sector to growth investors, at year-end, 62% of the Fund was invested in areas outside of technology. Finance, retail trade, and other consumer and industrial areas are well represented, as are mid-cap companies where growth prospects are bright and valuations reasonable.

--------------------------------------------------------------------------------
What Helped Performance?
--------------------------------------------------------------------------------
Health Technology
-----------------
o A favorable overweight and good stock selection resulted in a relative gain over the Russell 1000 Growth Index (the "Index"). The largest contributors in the sector were Forest Laboratories, Pfizer, Inc. and IDEC Pharmaceuticals Corp.

Finance
-------
o Good stock selection and a relative overweight resulted in a relative gain over the Index. The largest gains in this area came from Freddie Mac, American International Group and Sallie Mae.

Communications
--------------
o Good stock selection and a relative gain came solely from our position in Sprint Corp. PCS.

--------------------------------------------------------------------------------
What Hurt Performance?
--------------------------------------------------------------------------------
Electronic Technology
---------------------
o Stock selection and exposure to three positions, Ciena Corp., EMC Corp., and Applied Materials accounted for the majority of the relative loss.

Technology Services
-------------------
o Exposure primarily to Mercury Interactive Corp., Veritas Software Corp., and a relative underweight in Microsoft Corp.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE/PORTFOLIO REVIEW
--------------------------------------------------------------------------------

[GRAPH OMITTED]

[Graph shown here depicts the comparison of a $10,000 investment between the Provident Investment Counsel Growth Fund and S&P 500 Index.



                                 PROVIDENT      RUSSELL
                                INVESTMENT       1000
                              COUNSEL GROWTH    GROWTH        S&P 500
                                 FUND I          INDEX         INDEX
                                 ------          -----         -----

       06/11/92                  $10,000        $10,000       $10,000
       06/30/92                   $9,990        $10,044        $9,989
       07/31/92                  $10,390        $10,494       $10,397
       10/31/92                  $10,810        $10,643       $10,339
       01/31/93                  $11,440        $11,089       $10,913
       04/30/93                  $10,349        $10,679       $11,022
       07/31/93                  $10,950        $10,755       $11,305
       10/31/93                  $11,610        $11,421       $11,884
       01/31/94                  $11,821        $11,808       $12,319
       04/30/94                  $10,950        $11,087       $11,609
       07/31/94                  $10,990        $11,296       $11,888
       10/31/94                  $11,710        $12,039       $12,344
       01/31/95                  $11,150        $12,102       $12,384
       04/30/95                  $11,710        $13,261       $13,636
       07/31/95                  $13,752        $14,847       $14,992
       10/31/95                  $14,263        $16,559       $15,608
       01/31/96                  $14,113        $16,801       $17,172
       04/30/96                  $14,883        $17,581       $17,756
       07/31/96                  $14,303        $17,153       $17,476
       10/31/96                  $16,265        $18,989       $19,369
       01/31/97                  $17,955        $21,419       $21,696
       04/30/97                  $16,492        $20,122       $22,219
       07/31/97                  $21,722        $26,043       $26,587
       10/31/97                  $20,565        $24,774       $25,588
       01/31/98                  $21,422        $26,897       $27,534
       04/30/98                  $24,401        $30,488       $31,344
       07/31/98                  $26,383        $31,228       $31,715
       10/31/98                  $24,595        $30,877       $31,216
       01/31/99                  $30,874        $38,350       $36,480
       04/30/99                  $30,444        $38,576       $38,184
       07/31/99                  $30,830        $38,737       $38,123
       10/31/99                  $32,240        $41,451       $39,227
       01/31/00                  $36,633        $45,972       $40,253
       04/30/00                  $38,539        $49,213       $42,050
       07/31/00                  $36,893        $48,179       $41,543
       10/31/00                  $35,853        $45,319       $41,617
       01/31/01                  $30,080        $40,003       $39,893
       04/30/01                  $24,302        $33,341       $36,595
       07/31/01                  $22,009        $31,287       $35,593
       10/31/01                  $18,142        $27,218       $31,258









                                             Average Annualized Total Returns
                                              Periods Ended October 31, 2001
                                              ------------------------------
                                                  One     Five    Since
                                                  Year    Year    Inception^
                                                  ----    ----    ----------

    Provident Investment Counsel Growth Fund I    -49.40%     2.21%    6.55%
    Russell 1000 Growth Index*                    -39.94%     7.46%   11.25%
    S&P 500 Index+                                -24.89%    10.04%   12.90%


----------
^ Fund commenced operations on June 11, 1992. Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
* The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values than the value universe.
+ The S&P 500 Index is an unmanaged index that includes the reinvestment of dividends but does not include adjustments for brokerage, custodian and advisory fees. This index is generally considered representative of the U.S. large capitalization market.

                                                                      % of Net
                                           Top 10 Equity Holdings:     Assets
                                           ------------------------------------
Pfizer, Inc.                                                             7.3%
Major producer of pharmaceuticals, hospital products, animal health lines, consumer products and specialty chemicals and minerals.
--------------------------------------------------------------------------------
Microsoft Corp.                                                          4.9%
Develops systems and applications software for business and home use.
--------------------------------------------------------------------------------
Intel Corp.                                                              4.4%
Designs, develops, manufactures and markets silicon-based
semiconductors and related computer components.
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                                         3.7%
Purchases mortgages from lenders throughout the U.S.
and pools and packages them into securities that are sold to investors.
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                                  3.6%
Develops a variety of electronic products for industrial
and consumer markets.
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.                                   3.2%
World's largest dedicated integrated circuit foundry, offering a comprehensive set of integrated circuit fabrication processes.
--------------------------------------------------------------------------------
American International Group, Inc.                                       3.1%
Engaged in a broad range of insurance and insurance-related
activities and financial services in the U.S. and abroad.
--------------------------------------------------------------------------------
General Electric Co.                                                     3.1%
Manufactures aircraft engines, appliances, industrial products, materials, power systems, and technical products.
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                      3.0%
Leading supplier of multimedia and multi-networking products.
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                                    2.9%
Diversified company with interests in on-line services,
entertainment, cable networks, publishing, music, and digital media.
--------------------------------------------------------------------------------

Equity Sector Weightings

        Health/Technology       24.1%
        Electronic Technology   19.7%
        Technology Services     11.8%
        Finance                 11.6%
        Retail Trade            10.3%
        Consumer Services        8.4%
        Producer Manufacturing   4.4%
        Communications           2.4%
        Health Services          1.1%

--------------------------------------------------------------------------------
OUTLOOK & STRATEGY
--------------------------------------------------------------------------------

STOCK MARKET
OVERSOLD

The stock market is a discounting mechanism, and we continue to believe that the intermediate to long-term trend will be upwardly biased for U.S. equities. We believe the 400 basis points of interest rate cuts by the Federal Reserve will re-stimulate the U.S. economy. Historically, this has occurred in a 6-9 month timeframe, but clearly during this cycle that timeframe has not applied given the recent tragic events. This recovery will undoubtedly be slower in developing. Additionally, slow growth in both Europe and the Far East make matters more problematic, and it is reasonable to assume that slow economic growth will persist well into 2002. Corporate profits will continue to be under pressure on a near-term basis, but should start recovering as we move through the first half of 2002.

The chart below Stock Market Oversold demonstrates the degree of the oversold market condition. As can been seen, we are in an area that approaches the 1973-4 bear market decline, when economic conditions were much more dire than we now face.



                             Stock Market Oversold
                 Daily Data 12/31/1962 - 9/30/2001 (Log Scale)
--------------------------------------------------------------------------------


We believe successful investing takes diligent fundamental research and the patience to "weather the storm." We know that some companies in the Fund will miss prior quarterly revenue and earnings estimates during this difficult time of readjustment. However, if longer-term fundamentals and long-term earnings per share growth rates are intact, we will use this opportunity to buy more or make a commitment to new companies that we have been researching but where prior to September 11th we felt valuations were too rich. We are endeavoring to only buy companies that are market leaders with management leadership that will deliver long-term shareholder value. Companies we feel most likely to surprise Wall Street with revenue and earnings rebounds and better than expected operating and reported earnings per share growth.


September 11th is one of those rare dates in each of our lifetimes where we will remember exactly where we were and what we were doing. As a nation we have suffered a great loss, a loss that will most likely take a great deal of time to put into perspective. That being said, we are a great nation, with a people that historically have met such terrible adversity head-on. We are sure this tragedy will be no exception. Part of the great strength of this country is our financial system, which includes the most efficient and liquid stock markets in the world. Both the financial system and stock markets responded with remarkable resiliency given the terrible devastation in the financial district of New York. The airlines are flying and day-by-day are building toward their former capacities. Further, the Federal Government and the Federal Reserve have provided immediate assistance and liquidity. In short, the recovery process is well underway.

--------------------------------------------------------------------------------
OUTLOOK & STRATEGY - (Continued)
--------------------------------------------------------------------------------

WHERE WE GO
FROM HERE
Prior to the terrorist attacks, we expected the economic recovery would begin to take hold starting in the fourth calendar quarter of 2001 and pick up momentum during the first half of 2002. That view has been modified. We now look for the current profits recession to be extended as a "classic," yet mild, economic recession takes hold. We believe the attacks on America will result in very significant fiscal expenditures to combat terrorism. This could be a decade or more commitment as we dedicate enormous resources to combat this dreadful new reality. We think a credible argument can be made that while the economy will struggle, this is likely to be followed by a strong "snap back" in activity. In our view, when investors have better clarity as to our short-and long-term military responses psychology will improve, and with it, so will the performance of equities.


        A NEW ECONOMIC ENVIRONMENT:
        OUR STRATEGIC ASSUMPTIONS

o The current profits recession will be extended as a "classic," yet mild economic recession takes hold.
o    The market has already discounted the current poor economic environment.
o Monetary and fiscal policies will continue to be stimulating for the foreseeable future.
o    With near-term sluggish economic activity, inflation is likely to stay low.
o Valuation assumptions will be more critical in investment decisions as premium valuations will be accorded to those companies that can provide shareholder value through sustained above-average earnings growth.




Now is not the time to decide that the world has changed and growth stocks will never again regain their value. Many investors made this mistake with value strategies just two or three years ago when the technology bubble was beginning. Historically, investing styles come in and out of favor. We believe the current aversion to premium growth stocks will also pass as the economy improves. We cannot predict the month when the economy will finally stabilize but believe the ensuing response on the part of investors will be a strong upward revision in the prices of some equities, and particularly those growth stocks that have been so badly battered.


Remember that markets can and will be volatile and uncertain at times, as we have witnessed in dramatic fashion. However, it is during these times that we find as much opportunity as we do risk and rely on our unwavering, growth-oriented investment style and our strong commitment to fundamental research. Provident's investment philosophy has prospered over the years and we believe will do so again. Our strong conviction is that earnings growth drives stock prices, and we firmly believe the Fund represents a "short list" of the best companies.

ALL PERFORMANCE IN THIS REPORT IS HISTORICAL AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. A PORTFOLIO'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. THERE IS NO ASSURANCE THE FUND WILL MEET ITS STATED OBJECTIVE. THE FUND'S HOLDINGS AND ALLOCATION ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED. FURTHER SECURITIES MENTIONED HEREIN SHOULD NOT BE CONSIDERED A RECOMMENDATION TO BUY OR SELL INDIVIDUAL COMPANIES.

              Please visit www.provnet.com for market updates, new product offerings and portfolio manager commentary.


Provident Investment Counsel Growth Fund I

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2001

ASSETS
     Investment in Portfolio, at cost .........................   $  91,940,711
                                                                  =============
     Investment in Portfolio, at value ........................   $  84,489,458
     Receivables:
          Investment in Portfolio sold ........................          18,596
          Fund shares sold ....................................       9,064,179
     Prepaid expenses .........................................           3,357
                                                                  -------------
          Total assets ........................................      93,575,590
                                                                  -------------

LIABILITIES
     Payables:
     Investments in Portfolio purchased .......................       9,064,179
          Fund shares redeemed ................................          18,596
          To Provident Investment Counsel, Inc. (Notes 3) .....          11,198
     Deferred trustees' compensation (Note 3) .................          16,161
     Accrued expenses .........................................          76,510
                                                                  -------------
          Total liabilities ...................................       9,186,644
                                                                  -------------

NET ASSETS
     Applicable to shares of beneficial interest outstanding ..   $  84,388,946
                                                                  =============

     Shares of beneficial interest outstanding ................      10,461,291
                                                                  -------------

     Net asset value, offering and redemption price per share .   $        8.07
                                                                  =============

COMPONENTS OF NET ASSETS
     Paid-in capital ..........................................   $ 130,984,222
     Accumulated net investment loss ..........................         (59,728)
     Accumulated net realized loss on investments .............     (39,084,295)
     Net unrealized depreciation on investments ...............      (7,451,253)
                                                                  -------------
           Net assets .........................................   $  84,388,946
                                                                  =============






See accompanying Notes to Financial Statements.


                   Provident Investment Counsel Growth Fund I
------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended October 31, 2001
------------------------------------------------------------------------------------
INVESTMENT INCOME
     NET INVESTMENT LOSS ALLOCATED FROM PORTFOLIO:
        Dividends (Net of foreign taxes of $9,328) .................   $    367,820
        Interest ...................................................        256,381
        Income from securities loaned - net ........................         11,797
        Expenses ...................................................     (1,085,927)
                                                                       ------------
                Net investment loss from Portfolio .................       (449,929)
                                                                       ------------

     FUND EXPENSES:
        Administration fees (Note 3) ...............................        231,759
        Transfer agent fees ........................................        167,000
        Registration expense .......................................         25,536
        Reports to shareholders ....................................         28,082
        Audit fees .................................................         13,768
        Legal fees .................................................          8,360
        Custody and accounting services fees .......................          6,000
        Trustee fees (Note 3) ......................................         (2,952)
        Miscellaneous ..............................................          2,961
                                                                       ------------
                Total expenses .....................................        480,514
                Less:  fees waived (Note 3) ........................       (209,564)
                                                                       ------------
                Net expenses .......................................        270,950
                                                                       ------------
                        NET INVESTMENT LOSS ........................       (720,879)
                                                                       ------------

------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS ALLOCATED FROM PORTFOLIO
------------------------------------------------------------------------------------
         Net realized loss on investments ..........................    (39,084,292)
         Net unrealized depreciation on investments ................    (40,458,911)
                                                                       ------------
               Net realized and unrealized loss on investments .....    (79,543,203)
                                                                       ------------

                NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS   $(80,264,082)
                                                                       ============






See accompanying Notes to Financial Statements.
                                                                             7


                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

-----------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------
                                                                            Year Ended          Year Ended
                                                                        October 31, 2001      October 31, 2000
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
-----------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------
     Net investment loss ..............................................   $    (720,879)   $  (1,555,022)
     Net realized gain (loss) on investments ..........................     (39,084,292)      37,543,459
     Net unrealized depreciation on investments .......................     (40,458,911)     (16,978,051)
                                                                          -------------    -------------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     (80,264,082)      19,010,386
                                                                          -------------    -------------

-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------
     From net realized gain ...........................................     (35,886,881)     (27,539,449)
                                                                          -------------    -------------


-----------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------
     Proceeds from shares sold ........................................      27,719,103       22,945,210
     Proceeds from reinvestment of distributions ......................      35,381,377       26,503,083
     Cost of shares redeemed ..........................................     (43,854,558)     (34,024,313)
                                                                          -------------    -------------


     Net increase in net assets resulting from share transactions .....      19,245,922       15,423,980
                                                                          -------------    -------------


        TOTAL INCREASE (DECREASE) IN NET ASSETS .......................     (96,905,041)       6,894,917

-----------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------
     Beginning of year ................................................     181,293,987      174,399,070
                                                                          -------------    -------------

     END OF YEAR ......................................................   $  84,388,946    $ 181,293,987
                                                                          =============    =============


ACCUMULATED NET INVESTMENT LOSS .......................................   $     (59,728)   $     (95,577)
                                                                          =============    =============

                                                                                           -------------
-----------------------------------------------------------------------------------------------------------
CHANGE IN SHARES
-----------------------------------------------------------------------------------------------------------
     Shares sold ......................................................       2,904,749        1,013,799
     Shares issued on reinvestment of distributions ...................       2,300,480        1,264,460
     Shares redeemed ..................................................      (3,506,405)      (1,546,128)
                                                                          -------------    -------------

     NET INCREASE .....................................................       1,698,824          732,131
                                                                          =============    =============





See accompanying Notes to Financial Statements.



                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

--------------------------------------------------------------------------------
Financial Highlights For a share outstanding throughout each year
--------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                                                     ----------------------
                                                                     2001        2000       1999        1998        1997
                                                                     ---------------------------------------------------

Net asset value, beginning of year ...........................   $   20.69  $    21.72  $    17.75  $    18.14  $   16.25
                                                                 ---------  ----------  ----------  ----------  ---------


INCOME FROM INVESTMENT OPERATIONS:
        Net investment loss ..................................       (0.07)      (0.18)      (0.15)      (0.06)     (0.15)
        Net realized and unrealized gain (loss) on investments       (7.98)       2.66        5.40        3.04       3.98
                                                                 ---------  ----------  ----------  ----------  ---------

Total From Investment Operations .............................       (8.05)       2.48        5.25        2.98       3.83
                                                                 ---------  ----------  ----------  ----------  ---------


Less Distributions:
        From net realized gains ..............................       (4.57)      (3.51)      (1.28)      (3.37)     (1.94)
                                                                 ---------  ----------  ----------  ----------  ---------

Net asset value, end of year .................................   $    8.07  $    20.69  $    21.72  $    17.75  $   18.14
                                                                 =========  ==========  ==========  ==========  =========


Total return .................................................      (49.40%)     11.21%      31.08%      19.60%     26.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions) ...........................   $   84.4   $   181.3   $   174.4   $   132.4   $   80.0

RATIOS TO AVERAGE NET ASSETS:#++
        Expenses .............................................        1.25%       1.25%       1.25%       1.25%      1.25%
        Net investment loss ..................................       (0.67%)     (0.79%)     (0.73%)     (0.57%)    (0.38%)

----------
# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the Portfolio.
++ Net of fees waived. The combined fees waived were 0.21%, 0.10%, 0.11%, 0.16%, and 0.15%, respectively.




See accompanying Notes to Financial Statements.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION
Provident Investment Counsel Growth Fund I (the "Fund") is one of ten series of PIC Investment Trust (the "Trust"). The Trust was organized on December 11, 1991 as a Delaware business trust, with an unlimited number of shares of beneficial interest of $.01 par value, and is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund invests substantially all of its assets in the PIC Growth Portfolio (the "Portfolio"), a separate registered management investment company having the same investment objective as the Fund. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

  A. Investment Valuation. The Fund reflects its investment in the Portfolio at its proportionate interest in the value of the Portfolio's net assets. Valuation of securities by the Portfolio is discussed at Note 2A of the Portfolio's Notes to Financial Statements.

  B. Investment Income and Dividends to Shareholders. The Fund earns income, net of the expenses of the Portfolio, daily on its investment in the Portfolio. All net investment income and realized and unrealized gains or losses on investments of the Portfolio are allocated pro rata among the Fund and the other Holders of Interests in the Portfolio. Dividends, if any, are paid annually to shareholders of the Fund and recorded on the ex-dividend date.

  C. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  D. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

  E. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended October 31, 2001, the Fund decreased paid in capital by $763,362 primarily due to the Fund experiencing a net investment loss during the year. Net assets were not affected by this change.

--------------------------------------------------------------------------------
NOTE 3 - TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

The Trust has entered into administration agreements with Provident Investment Counsel, Inc. ("PIC") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") (formerly Investment Company -Administration, LLC) pursuant to which certain employees of these entities serve as officers and/or trustees of the Trust and the Portfolio. PIC and U.S. Bancorp also provide management services necessary for the operations of the Trust and the Portfolio and furnish office facilities. PIC receives a fee for its services to the Fund, at the rate of 0.20% of the average daily net assets of the Fund. U.S. Bancorp receives an annual fee for its services of $15,000.

Pursuant to a contract with the Fund, PIC has agreed to reimburse the Fund and Portfolio for investment advisory fees and other expenses for ten years ending March 1, 2011, to the extent necessary so that the expenses of the Fund, including those expenses allocated from the Portfolio, do not exceed 1.25% of the Fund's average net assets. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund and Portfolio if, within three subsequent years, the Fund's or Portfolio's expenses are less than the limit agreed to by PIC. The amount of fees waived for the year ended October 31, 2001 were $209,564.

At October 31, 2001, the amount available for reimbursement that has been paid and/or waived by the Adviser on behalf of the Fund is $592,389. At October 31, 2001, the Adviser may recapture a portion of the above amounts no later than the dates as stated below:

                               October 31,
                          --------------------
                       2002       2003        2004
                       ----       ----        ----
                     $184,616   $198,209    $209,564

Quasar Distributors, LLC (the "Distributor"), a registered broker-dealer, acts as the principal underwriter for the Trust in connection with the offering of its shares. The Distributor is an affiliate of U.S. Bancorp. The Distributor received no commissions from the sales or redemptions of the Fund's shares during the year ended October 31, 2001.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

On December 19, 1995, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Funds. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Fund recognizes as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis. For the year ended October 31, 2001, the change in the value of the phantom account was unrealized depreciation of $19,035.

--------------------------------------------------------------------------------
NOTE 4 - INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

For the year ended October 31, 2001, additions and reductions in the investments in the Portfolio aggregated $27,770,047 and $44,680,414, respectively. At October 31, 2001, the Fund owned 98.4% of the total net assets of the Portfolio.

--------------------------------------------------------------------------------
NOTE 5 - INCOME TAXES
--------------------------------------------------------------------------------

At October 31, 2001, the Fund had tax basis capital losses of $38,732,508 which may be carried over to offset future capital gains through October 31, 2009.

--------------------------------------------------------------------------------
NOTE 6 - SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

A special meeting of shareholders of the Fund was held at the offices of Provident Investment Counsel, Inc. on March 20, 2001 to approve a change in a fundamental policy of the PIC Growth Portfolio to permit lending of the Portfolio's portfolio securities. 5,105,811 shares voted "For", 3,531 shares voted "Against" and 132,364 shares abstained.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Trustees of PIC Investment Trust and the Shareholders of:

Provident Investment Counsel Growth Fund I

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Provident Investment Counsel Growth Fund I series of PIC Investment Trust (the "Trust") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. The financial highlights for each of the periods prior to November 1, 1998 were audited by other independent accountants whose report dated December 3, 1998 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
December 4, 2001


                              PIC Growth Portfolio

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS at October 31, 2001
--------------------------------------------------------------------------------
SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 84.0%
Biotechnology: 4.1%
   27,100         Amgen, Inc.* ..............................         $1,539,822
   15,000         Biogen, Inc.* .............................            825,000
   19,300         Idec Pharmaceuticals Corp.* ...............          1,157,228
                                                                     -----------
                                                                       3,522,050
                                                                     -----------

Cable & Satellite Television: 2.1%
   50,100         Comcast Corp. - Special Class A* ..........          1,795,584
                                                                     -----------

Computer Communications: 3.0%
  153,800         Cisco Systems, Inc.* ......................          2,602,296
                                                                     -----------

Data Processing Services: 3.9%
   57,800         Concord EFS, Inc.* ........................          1,581,986
   11,900         First Data Corp. ..........................            804,083
   28,800         Paychex, Inc. .............................            923,328
                                                                     -----------
                                                                       3,309,397
                                                                     -----------

Department Stores: 1.1%
   17,216         Kohls Corp.* ..............................            957,382
                                                                     -----------

Discount Stores: 2.5%
   33,600         Costco Wholesale Corp.* ...................          1,271,088
   17,600         Wal-Mart Stores, Inc. .....................            904,640
                                                                     -----------
                                                                       2,175,728
                                                                     -----------
Electrical Products Equipment: 2.4%
   60,800         Applied Materials, Inc.* ..................          2,073,888
                                                                     -----------

Financial Services: 5.4%
   16,300         Capital One Financial Corp. ...............            673,353
   46,300         Freddie Mac ...............................          3,140,066
   10,200         USA Education, Inc. (AKA Sallie Mae) ......            831,912
                                                                     -----------
                                                                       4,645,331
                                                                     -----------
Home Improvement: 5.6%
   63,300         Home Depot, Inc. ..........................          2,419,959
   68,600         Lowe's Companies ..........................          2,339,260
                                                                     -----------
                                                                       4,759,219
                                                                     -----------
Industrial Conglomerates: 4.0%
   72,300         General Electric Co. ......................          2,632,443
   15,900         Tyco International Ltd. ...................            781,326
                                                                     -----------
                                                                       3,413,769
                                                                     -----------
Investment Companies: 1.8%
   20,000         Goldman Sachs Group, Inc. .................          1,563,200
                                                                     -----------

Media Conglomerates: 5.5%
   80,000         AOL Time Warner, Inc.* ....................          2,496,800
   60,000         Viacom, Inc. - Class B* ...................          2,190,600
                                                                     -----------
                                                                       4,687,400
                                                                     -----------
Medical Specialties: 1.1%
   19,700         Baxter International, Inc. ................            952,889
                                                                     -----------

Packaged Software: 6.7%
   30,700         Mercury Interactive Corp.* ................         $  731,274
   72,800         Microsoft Corp.* ..........................          4,233,320
   28,900         Veritas Software Corp.* ...................            820,182
                                                                     -----------
                                                                       5,784,776
                                                                     -----------
Pharmaceutical - Major: 10.0%
   41,700         American Home Products Corp. ..............          2,328,111
  150,000         Pfizer, Inc. ..............................          6,285,000
                                                                     -----------
                                                                       8,613,111
                                                                     -----------
Pharmaceutical - Other: 6.4%
   25,000         Allergan, Inc. ............................          1,794,750
   35,000         Elan Corp PLC, ADR* .......................          1,597,750
   27,700         Forest Laboratories, Inc. - Class A* ......          2,060,326
                                                                     -----------
                                                                       5,452,826
                                                                     -----------
Semiconductors: 12.2%
   23,400         Analog Devices, Inc.* .....................            889,200
  154,900         Intel Corp. ...............................          3,782,658
  210,680         Taiwan Semiconductor
                      Manufacturing Co. Ltd. ADR* ...........          2,719,879
  109,600         Texas Instruments, Inc. ...................          3,067,704
                                                                     -----------
                                                                      10,459,441
                                                                     -----------
Services to Health Industry: 1.0%
   13,000         Quest Diagnostics* ........................            849,940
                                                                     -----------

Specialty Insurance: 3.1%
   34,000         American International Group, Inc. ........          2,672,400
                                                                     -----------

Wireless Telecommunications: 2.1%
   82,000         Sprint Corp. (PCS Group)* .................          1,828,600
                                                                     -----------

TOTAL COMMON STOCKS
        (cost $79,728,417) ..................................         72,119,227
                                                                     -----------



PRINCIPAL
AMOUNT                                                                   VALUE
--------------------------------------------------------------------------------
MONEY MARKET INVESTMENTS: 5.5%

$2,371,072        Temporary Investment Fund Inc. - Temp Cash..        $2,371,072
2,371,072         Temporary Investment Fund Inc. - Temp Fund..         2,371,072
                                                                     -----------
                                                                       4,742,144
                                                                     -----------
TOTAL MONEY MARKET INVESTMENTS
           (cost $4,742,144) .................................         4,742,144
                                                                     -----------

TOTAL INVESTMENTS IN SECURITIES
           (cost $84,470,561):  89.5% ........................        76,861,371
                                                                     -----------






See accompanying Notes to Financial Statements.

                              PIC Growth Portfolio

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS at October 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                                        VALUE
--------------------------------------------------------------------------------
OTHER ASSETS: 44.6%
Collateral for securities loaned, at fair
      value (Note 2) ......................................         $ 29,142,270
Receivables:
      Shares of beneficial interests sold .................            9,071,168
      Dividends and Interest ..............................               25,984
Prepaid Insurance .........................................                2,320
Other assets ..............................................               26,262
                                                                    ------------
      Total Other Assets ..................................           38,268,004
                                                                    ------------

    TOTAL ASSETS ..........................................          115,129,375
                                                                    ------------


                                                                       VALUE
--------------------------------------------------------------------------------
LIABILITIES: (34.1%)
Payables:
        Collateral for securities loaned (Note 2) .........         $ 29,142,270
        Shares of beneficial interests redeemed ...........               22,940
        Due to Advisor (Note 3) ...........................               51,683
Deferred trustees' compensation (Note 3) ..................               45,009
Accrued expenses ..........................................               41,805
                                                                    ------------
        Total Liabilities .................................           29,303,707
                                                                    ------------

NET ASSETS: 100.0% ........................................         $ 85,825,668
                                                                    ============

*  Non-income producing security.





See accompanying Notes to Financial Statements.


                              PIC GROWTH PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended October 31, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------

Income
        Dividends (Net of foreign taxes of $9,538) ......................   $    379,332
        Interest ........................................................        265,784
        Income from securities loaned - net .............................         12,038
                                                                            ------------
                Total Income ............................................        657,154
                                                                            ------------

Expenses
        Investment advisory fees (Note 3) ...............................        897,486
        Administration fees (Note 3) ....................................        112,186
        Accounting services fees ........................................         68,164
        Custodian fees ..................................................         40,326
        Audit fees ......................................................         20,009
        Legal fees ......................................................          9,001
        Insurance expense ...............................................          5,301
        Trustee fees (Note 3) ...........................................        (15,492)
        Miscellaneous ...................................................          6,001
                                                                            ------------
                Total expenses ..........................................      1,142,982
                Less: fees waived (Note 3) ..............................        (21,125)
                                                                            ------------
                Net expenses ............................................      1,121,857
                                                                            ------------
                   Net investment loss ..................................       (464,703)
                                                                            ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments ........................................    (40,278,035)
Net unrealized depreciation on investments ..............................    (41,913,464)
                                                                            ------------
                Net realized and unrealized loss on investments .........    (82,191,499)
                                                                            ------------

                   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..   $(82,656,202)
                                                                            ============










See accompanying Notes to Financial Statements.



                              PIC Growth Portfolio
--------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------
                                                                        Year Ended          Year Ended
                                                                      October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
--------------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------------
Net investment loss ...................................................   $    (464,703)   $  (1,114,344)
Net realized gain (loss) on investments ...............................     (40,278,035)      38,535,191
Net unrealized depreciation on investments ............................     (41,913,464)     (17,116,729)
                                                                          -------------    -------------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     (82,656,202)      20,304,118
                                                                          -------------    -------------

TRANSACTIONS IN INTERESTS:
Contributions by Holders ..............................................      28,581,152       26,934,456
Withdrawals by Holders ................................................     (51,041,080)     (38,602,035)
                                                                          -------------    -------------

Net decrease in net assets resulting from transactions in interests ...     (22,459,928)     (11,667,579)
                                                                          -------------    -------------

        Total increase (decrease) in net assets .......................    (105,116,130)       8,636,539

NET ASSETS
Beginning of year .....................................................     190,941,798      182,305,259
                                                                          -------------    -------------
End of year ...........................................................   $  85,825,668    $ 190,941,798
                                                                          =============    =============






SELECTED RATIO DATA
                                              Year Ended October 31,
                                              ----------------------
                                    2001      2000      1999      1998     1997
--------------------------------------------------------------------------------
Ratios to average net assets:*
--------------------------------------------------------------------------------
        Expenses ..........        1.00%      1.00%     1.00%     1.00%     1.00%
        Net investment loss       (0.41%)    (0.53%)   (0.49%)   (0.32%)   (0.13%)

Portfolio Turnover Rate ...      105.02%    148.85%    80.34%    81.06%    67.54%

----------
* Net of fees waived of 0.02%, 0.00%, 0.00%, 0.02%, and
  0.05% of average net assets, respectively.







See accompanying Notes to Financial Statements.

                              PIC Growth Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION
--------------------------------------------------------------------------------
PIC Growth Portfolio (the "Portfolio") was organized on December 11, 1991 as a separate trust under the laws of the State of New York. The beneficial interests in the Portfolio are divided into an unlimited number of non-transferable interests, par value $.01 each. The Portfolio is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The investment objective of the Portfolio is to achieve long term growth of capital.

--------------------------------------------------------------------------------
NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
The following is a summary of significant accounting policies consistently followed by the Portfolio. These policies are in conformity with accounting principles generally accepted in the United States of America.

   A. Valuation of Securities. Equity securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.
   B. Federal Income Taxes. The Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.
   C. Security Transactions, Dividend Income and Distributions. Security transactions are recorded on the trade date basis. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest is recorded as accrued and dividend income is recorded on the ex-dividend date.
   D. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
   E. Securities Loans. The Portfolio may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The loans are secured by cash or securities collateral at least equal, at all times, to the fair value of the securities loaned.

--------------------------------------------------------------------------------
NOTE 3 - TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

The Portfolio has entered into an investment advisory agreement with Provident Investment Counsel, Inc. ("PIC") and an administration agreement with U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") (formerly Investment Company Administration, LLC) pursuant to which certain employees of these entities serve as officers and/or trustees of the Portfolio. PIC and U.S. Bancorp also provide management services necessary for the operations of the Portfolio and furnish office facilities. U.S. Bancorp receives for its services a fee at the annual rate of 0.10% of the average daily net assets of the Portfolio, subject to an annual minimum of $45,000.

PIC receives an investment advisory fee for its services to the Portfolio, at the annual rate of 0.80% of its average daily net assets. PIC has voluntarily agreed to limit the expenses of the Portfolio to 1.00% of its average daily net assets. The amount of fees waived, for the year ended October 31, 2001, were $21,125.

At October 31, 2001, the amount available for reimbursement that has been paid and/or waived by the Adviser on behalf of the Portfolio is $30,141. At October 31, 2001, the Adviser may recapture a portion of the above amounts no later than the dates as stated below:

                                 October 31,
                            --------------------
                            2002    2003    2004
                            --------------------

                          $7,147   $1,869  $21,125

On December 19, 1995, the Portfolio approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Portfolios. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Portfolio recognizes as trustee expense amounts accrued as meetings are held plus the change in the value of the phantom share account determined on a quarterly basis.

For the year ended October 31, 2001, the change in the value of the phantom account included unrealized depreciation of $33,185.

                              PIC Growth Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 4 - INVESTMENT TRANSACTIONS

The Portfolio entered into a Securities Lending Agreement with PFPC Trust Company ("PFPC"). PFPC shall invest the cash collateral pursuant to investment guidelines set forth by the Portfolio, and may include commingled funds advised or otherwise serviced by PFPC or its affiliates and repurchase agreements with PFPC or its affiliates. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. PFPC has agreed to indemnify the Portfolio in the case of default of any securities borrowed.

At October 31, 2001, the Portfolio loaned equity securities having a fair value of $28,195,793 and received cash collateral of $29,142,270 for the loan.

The aggregate cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, for the year ended October 31, 2001 were $114,406,598 and $138,258,812, respectively.

The cost of securities for federal income tax purposes was $84,827,907. The aggregate gross unrealized appreciation and depreciation of investment securities, based on their cost for federal income tax purposes, were as follows:

               Gross unrealized appreciation ........  $5,984,359
               Gross unrealized depreciation ........ (13,950,895)
                                                      -----------
               Net unrealized depreciation .......... ($7,966,536)
                                                      ===========

                              PIC Growth Portfolio

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of and the Holders of Interest in:

PIC Growth Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the selected ratio data present fairly, in all material respects, the financial position of PIC Growth Portfolio (the "Portfolio") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the selected ratio data for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001, by correspondence with the custodian, provide a reasonable basis for our opinion. The selected ratio data for each of the periods prior to November 1, 1998 were audited by other independent accountants whose report dated December 3, 1998 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
December 4, 2001

                      This page intentionally left blank.












--------------------------------------------------------------------------------
WHY PROVIDENT?
--------------------------------------------------------------------------------

ORGANIZATION
------------
        o       A depth of experience and commitment to excellence
        o       Team structure

GROWTH PHILOSOPHY
-----------------
        o       A time-proven approach
        o       Style consistency

PROCESS
-------
        o       Creative, disciplined, and consistent

CLIENT FOCUSED
--------------
        o       Proactive and individualized

PERFORMANCE
-----------
        o       A proven long-term record

                   PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS -- P-I-C INVESTMENT TRUST
--------------------------------------------------------------------------------
Thomas F. Condon, Trustee
Jettie M. Edwards, Trustee
Richard N. Frank, Trustee
James Clayburn LaForce, Trustee
Angelo R. Mozilo, Trustee
Wayne H. Smith, Trustee
Thomas M. Mitchell, President and Trustee
Aaron W.L. Eubanks, Sr., Vice President and Secretary
William T. Warnick, Vice President and Treasurer

TRUSTEES AND OFFICERS-- P-I-C PORTFOLIOS
--------------------------------------------------------------------------------
Thomas F. Condon, Trustee
Jettie M. Edwards, Trustee
Richard N. Frank, Trustee
James Clayburn LaForce, Trustee
Angelo R. Mozilo, Trustee
Wayne H. Smith, Trustee
Thomas M. Mitchell, President and Trustee
Aaron W.L. Eubanks, Sr., Vice President and Secretary
William T. Warnick, Vice President and Treasurer

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Provident Investment Counsel
300 N. Lake Avenue, PH Suite
Pasadena, CA 91101
(626) 449-8500

DISTRIBUTOR
--------------------------------------------------------------------------------
Quasar Distributors, Inc.
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
--------------------------------------------------------------------------------
Paul, Hastings, Janofsky & Walker, LLP


--------------------------------------------------------------------------------
This annual report is intended for shareholders of PIC Mutual Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the fund. If used as sales literature after December 31, 2001, this annual report must be accompanied by performance updates for the most recent calendar quarter.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                        Dealer Services: (800) 385-4053
                      Shareholder Services: (800) 618-7643
                            Website: www.provnet.com